January 31, 1997



Mr. Matthias E. Lukens, Jr.
204 Spencer Avenue
East Greenwich, RI 02818

RE:  Employment Contract Dated September, 1995

Dear Matt:

This letter  confirms  that the time in which you must notify  Access  Solutions
International, Inc. of your election to terminate the above referenced Employment Agreement, due to events that occurred on January 2, 1996, has been extended through 5:00 pm February 28, 1997.


Sincerely,


/s/Robert H. Stone
____________________________________
   Robert H. Stone